Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release

May 20, 2010

Compuware Growth Drivers Gain Velocity as Company Delivers Solid Q4

•	FY ’10 earnings per share reach 60 cents (GAAP); Q4 earnings per share are 16 cents (GAAP)

•	Compared to Q4 last year, Vantage license fees up 22 percent, Covisint revenues grow 15 percent, Changepoint license fees rise seven percent

•	Gomez Web Performance Division delivers strong commitments of $20.9 million in Q4

•	Total products revenue excluding divested products increases 10 percent compared to Q4 last year; increases two percent including divested products

•	Professional services margins reach 14.7 percent excluding Covisint; services revenues increase sequentially

•	Current FY ’11 guidance assumes revenue growth, strong EPS and cash flow

DETROIT--May 20, 2010--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its fourth quarter and fiscal year ended March 31, 2010.

“Compuware executed a very successful transition year in FY 2010,” said Compuware President and Chief Operating Officer Bob Paul. “Our Compuware 2.0 strategy has streamlined and completely focused the company on markets where we have best-in-class solutions and growth opportunities. This positions Compuware for continued and long-term financial success, including revenue and earnings per share growth, as well as ongoing strong cash flow.”

Fiscal Year 2010 Results

During the fiscal year ended March 31, 2010, revenues were $892.2 million, compared to $1.09 billion in the previous fiscal year. Net income was $140.8 million, compared to $139.6 million in fiscal 2009. Earnings per share were 60 cents, an increase of nine percent from 55 cents in fiscal 2009, based upon 234.6 million and 252.4 million shares outstanding, respectively.

During fiscal 2010, software license fees were $194.5 million, and maintenance and subscription fees were $456.4 million. Professional services fees for fiscal 2010 were $241.3 million.

Fourth Quarter Fiscal Year 2010 Results

Compuware Growth Drivers Gain Velocity as Company Delivers Solid Q4
May 20, 2010

During the fourth quarter, revenues were $230 million, compared to $253.4 million in the fourth quarter last year. Net income was $37.4 million, compared to $48.4 million in Q4 last year. Earnings per share were 16 cents compared to 20 cents last year, based upon 228.7 million and 246.0 million shares outstanding, respectively.

During the company’s fourth quarter, software license fees were $51.8 million compared to $50.3 million (excluding divested products) and $55.5 million (as reported) in the fourth quarter last year. Maintenance and subscription fees were $117.9 million in the fourth quarter compared to $104.0 million (excluding divested products) and $111.6 million (as reported) in the fourth quarter last year. Revenue from professional services in the fourth quarter was $60.3 million, compared to $86.3 million in the same quarter last year.

Fourth Quarter Fiscal Year 2010 Highlights

During the fourth quarter, Compuware:

•	Announced that it earned a General Motors 2009 Supplier of the Year award for the third year in a row, topping a who’s who list of software and hardware suppliers.

•	Announced that Gartner Inc. placed Compuware in the "leaders" quadrant of the "Magic Quadrant for Application Performance Monitoring (APM)" report.

•	Introduced Gomez adVantage, the industry’s first solution for optimizing application performance management across the entire application delivery chain from a single, unified dashboard.

•
Announced that Microsoft would discuss how Compuware’s end-to-end application performance management solution is helping to deliver world-class performance to millions of web users worldwide to ensure quality of service.

•	Unveiled a Gomez platform-wide upgrade featuring industry firsts for managing web performance across multiple browsers and load testing both mobile and web applications.

•	Honored several websites and mobile websites with gold Gomez Web Performance and Mobile Leader Awards for outstanding website performance in 2009.

•	Announced the findings of an independent study examining the performance of websites experiencing peak traffic volumes and the impact on consumer behavior and business results.

•
Announced that Onet.pl, Poland’s largest and most popular multimedia web portal, selected Compuware’s end-to-end application performance management solution to monitor end-user experience of its critical business applications that span both the enterprise and Internet.

•	Introduced Compuware Changepoint for Technology Companies, which addresses the specific needs of technology companies such as software and hardware vendors.

Compuware Growth Drivers Gain Velocity as Company Delivers Solid Q4
May 20, 2010

•
Announced the results of a benchmark study, commissioned by Compuware and conducted by the Ponemon Institute© that found six primary areas of vulnerability to privacy and data security for the financial services industry.

•
Launched Covisint ExchangeLink™ for Healthcare, a platform-as-a-service (PaaS) ecosystem providing a one-stop choice for healthcare organizations and caregivers to securely access applications and exchange information across the entire care delivery system.

•	Announced a partnership agreement with CareTech Solutions to leverage the Covisint ExchangeLink™ for Healthcare platform to enhance CareTech’s physician and patient portal capabilities.

•	Launched a free Gomez online Custom Benchmark tool that lets IT, web and marketing teams compare the performance of their website to competitors, peers or industry leaders.

•	Introduced its newest Changepoint Accelerator to help technology companies drive best practices for product and professional services delivery.

•
Announced that Providence Health & Services Washington Region selected Compuware’s EHR Service Delivery Solution—powered by Vantage—to improve the performance and availability of its clinical applications.

•
Announced a series of enhancements to Strobe 4.1 and iStrobe 4.1 that help customers save money by increasing visibility into DB2 applications.http://www.globenewswire.com/newsroom/ctr?d=182859&l=1&a=Gomez&u=http%3A%2F%2Fwww.gomez.com%2F

•	Previewed key findings from an independent study examining consumers’ web experiences when shopping, booking travel or conducting financial transactions online during peak traffic times.

•	Announced that the Detroit Medical Center (DMC) would discuss how end-to-end application performance management using Compuware’s EHR Service Delivery improved clinician adoption and productivity.

•
Published a new whitepaper titled: "Who Moved My App? How to Achieve Effective Application Performance in a Virtualized World," which detailed what IT organizations should look for in an APM solution to ensure the success of their virtualized environment.

•
Announced that Luxury Link—using on-demand software from Gomez—proactively monitors the performance of its most important web pages and transactions from the outside-in—the perspective of its global customer base.

•	Announced that Chairman and CEO Peter Karmanos, Jr. would be honored on at the American Hellenic Institute’s national public service awards dinner in Washington, D.C.

Compuware Growth Drivers Gain Velocity as Company Delivers Solid Q4
May 20, 2010

•	Announced its President and COO Bob Paul was appointed to Compuware’s Board of Directors.

•	Announced that Vice President of Channels and Alliances Kimberly King was named a 2010 Channel Chief by Everything Channel’s CRN.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the financial information included in and following this press release uses a non-GAAP measure for revenue. Compuware management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Compuware’s ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP to GAAP information is contained in the financial statements following this press release.

Compuware Corporation

Founded in 1973, Compuware provides software, experts and best practices to ensure applications work well and deliver business value. Compuware solutions optimize end-to-end application performance for leading organizations around the world, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

###

Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties in the United States should call 800-230-1096. For international access, the conference call number is +1-612-332-0107. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 147899. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Marketing and Communications, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law. The completion of the definitive agreement to acquire Gomez is subject to customary government approvals and the satisfaction of other routine conditions.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF MARCH 31,
ASSETS
	2010	2009
CURRENT ASSETS:
Cash and cash equivalents	$149,897	$278,112
Accounts receivable, net	456,504	472,011
Deferred tax asset, net	46,286	37,359
Income taxes refundable	6,160	2,578
Prepaid expenses and other current assets	46,434	41,350
Assets held for sale		27,354
Total current assets	705,281	858,764

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	341,696	353,182

CAPITALIZED SOFTWARE, LESS ACCUMULATED AMORTIZATION	41,952	35,763

OTHER:
Accounts receivable	222,344	224,681
Deferred tax asset, net	38,969	30,851
Goodwill	591,870	339,134
Other	71,213	32,475
Total other assets	924,396	627,141

TOTAL ASSETS	$2,013,325	$1,874,850

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$15,713	$13,796
Accrued expenses	110,732	87,205
Income taxes payable	16,314	24,646
Deferred revenue	469,834	409,410
Liabilities held for sale		26,470
Total current liabilities	612,593	561,527

DEFERRED REVENUE	398,515	378,094

ACCRUED EXPENSES	33,193	30,111

DEFERRED TAX LIABILITY, NET	55,211	24,470
Total liabilities	1,099,512	994,202

SHAREHOLDERS' EQUITY:
Common stock	2,250	2,418
Additional paid-in capital	606,484	628,955
Retained earnings	305,441	249,897
Accumulated other comprehensive loss	(362)	(622)
Total shareholders' equity	913,813	880,648

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,013,325	$1,874,850

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	MARCH 31,		MARCH 31,

	2010	2009	2010	2009
REVENUES:
Software license fees	$51,825	$55,428	$194,504	$219,634
Maintenance and subscription fees	117,899	111,622	456,343	479,480
Professional services fees	60,274	86,305	241,332	391,341
Total revenues	229,998	253,355	892,179	1,090,455

OPERATING EXPENSES:
Cost of software license fees	3,535	6,031	15,430	24,491
Cost of maintenance and subscription fees	14,263	9,063	42,555	41,877
Cost of professional services	52,812	78,348	216,861	368,030
Technology development and support	25,568	18,550	91,245	86,453
Sales and marketing	59,574	51,686	222,447	226,408
Administrative and general	42,975	28,881	164,633	148,019
Restructuring costs	3,118	3,115	7,960	10,037
Gain on divestiture of product lines			(52,351)
Total operating expenses	201,845	195,674	708,780	905,315

INCOME FROM OPERATIONS	28,153	57,681	183,399	185,140

OTHER INCOME (EXPENSES)
Interest income	1,093	1,765	4,970	10,776
Settlement	20,734	17,943	20,734	17,943
Other	65	(685)	17	(1,138)

OTHER INCOME, NET	21,892	19,023	25,721	27,581

INCOME BEFORE INCOME TAXES	50,045	76,704	209,120	212,721

INCOME TAX PROVISION	12,684	28,323	68,314	73,074

NET INCOME	$37,361	$48,381	$140,806	$139,647

DILUTED EPS COMPUTATION
Numerator: Net income	$37,361	$48,381	$140,806	$139,647
Denominator:
Weighted-average common shares outstanding	226,306	245,006	232,634	250,916
Dilutive effect of stock options	2,428	966	1,931	1,486
Total shares	228,734	245,972	234,565	252,402
Diluted EPS	$0.16	$0.20	$0.60	$0.55

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	TWELVE MONTHS ENDED
	MARCH 31,
	2010	2009
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$140,806	$139,647
Adjustments to reconcile net income to cash provided by operations:
Gain on divestiture of product lines	(52,351)
Depreciation and amortization	44,997	53,129
Asset impairment	1,567	662
Acquisition tax benefits	880	5,059
Stock award compensation	17,444	15,637
Deferred income taxes	12,141	4,986
Other	362	413
Net change in assets and liabilities, net of effects from acquisition, divestiture and currency fluctuations:
Accounts receivable	64,487	17,853
Prepaid expenses and other current assets	(4,470)	3,555
Other assets	(2,666)	(3,641)
Accounts payable and accrued expenses	(1,040)	(29,623)
Deferred revenue	17,455	4,015
Income taxes	(13,300)	20,316
Net cash provided by operating activities	226,312	232,008

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	(284,393)
Property and equipment	(9,576)	(17,943)
Capitalized software	(9,778)	(15,072)
Net proceeds from divestiture of product lines	64,992
Investment proceeds		70,212
Net cash provided by (used in) investing activities	(238,755)	37,197

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings on credit facility	51,000
Payments on credit facility	(51,000)
Net proceeds from exercise of stock options including excess tax benefits	5,475	11,237
Employee contribution to common stock purchase plans	2,215	2,986
Repurchase of common stock	(132,941)	(206,042)
Net cash used in financing activities	(125,251)	(191,819)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	9,479	(15,217)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(128,215)	62,169

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	278,112	215,943

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$149,897	$278,112

OPERATIONAL HIGHLIGHTS
(dollar amounts in thousands)

	QUARTER ENDED MAR 31,		YR - YR	QUARTER ENDED DEC 31,	QTR - QTR
	2010	2009	% Chg	2009	% Chg
Products:
Software License Fees excluding Divested Products:
Distributed License Fees:
Vantage	$16,988	$13,937	21.9%	$20,376	(16.6%)
Changepoint	2,695	2,528	6.6%	2,991	(9.9%)
Uniface	2,713	3,287	(17.5%)	2,291	18.4%
Other	590	537	9.9%	408	44.6%
Distributed License Fees excluding Divested Products	22,986	20,289	13.3%	26,066	(11.8%)
Mainframe License Fees	28,839	30,066	(4.1%)	25,957	11.1%
Total Software License Fees excluding Divested Products	51,825	50,355	2.9%	52,023	(0.4%)

Maintenance and Subscription Fees excluding Divested Products:
Distributed Products	26,819	24,236	10.7%	27,993	(4.2%)
Mainframe Products	79,993	79,770	0.3%	83,825	(4.6%)
Subscription - Gomez	11,087	-	N/A	5,765	92.3%
Total Maintenance and Subscription Fees excluding Divested Products	117,899	104,006	13.4%	117,583	0.3%

Total Products Revenue excluding Divested Products:
Distributed Products	49,805	44,525	11.9%	54,059	(7.9%)
Mainframe Products	108,832	109,836	(0.9%)	109,782	(0.9%)
Subscription - Gomez	11,087	-	N/A	5,765	92.3%
Total Products Revenue excluding Divested Products	169,724	154,361	10.0%	169,606	0.1%

Divested Products:
License Fees	-	5,073	(100.0%)	-
Maintenance Fees	-	7,616	(100.0%)	-
Total Products Revenue Divested Products	-	12,689	(100.0%)	-

Total Product Revenue	$169,724	$167,050	1.6%	$169,606	0.1%

Total Product Revenue by Geography
North America	$91,417	$87,228	4.8%	$88,569	3.2%
International	$78,307	$79,822	(1.9%)	$81,037	(3.4%)

Total Cost of Product Revenue	$102,940	$85,330	20.6%	$96,571	6.6%

Deferred License Fees
Current	$50,514	$59,592	(15.2%)	$53,404	(5.4%)
Long-term	$43,350	$52,513	(17.4%)	$51,959	(16.6%)

Deferred during quarter	$7,729	$27,288	(71.7%)	$25,056	(69.2%)
Recognized during quarter	$18,342	$20,351	(9.9%)	$19,227	(4.6%)

Professional Services:
Professional Services Fees	$49,858	$77,260	(35.5%)	$49,430	0.9%
Application Services Fees	10,416	9,045	15.2%	10,828	(3.8%)
Total Professional Services Fees	$60,274	$86,305	(30.2%)	$60,258	0.0%

Professional Services Contribution Margin	14.7%	9.5%		12.1%
Application Services Contribution Margin	1.2%	6.9%		8.1%
Total Professional Services Fees Contribution Margin	12.4%	9.2%		11.4%

Billable Headcount	1,523	2,116	(28.0%)	1,564	(2.6%)

Other:
Total Company Headcount	4,336	5,006	(13.4%)	4,410	(1.7%)

Total DSO (Billed)	75.2	83.4		105.9
Total DSO	178.6	167.7		199.4

COMPUWARE CORPORATION AND SUBSIDIARIES
PRODUCT COMMITMENTS
(In Thousands)

	QUARTER ENDED		TWELVE MONTHS ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2010	2009	2010	2009

License fees	$51,825	$55,428	$194,504	$219,634

License fees - divested products *		(5,073)	(8,724)	(26,198)

License fees excluding divested products	51,825	50,355	185,780	193,436

Change in deferred license fees excluding divested products *	(10,613)	7,405	(17,929)	633

License contracts entered into during period excluding divested products	41,212	57,760	167,851	194,069

Maintenance and subscription fees	117,899	111,622	456,343	479,480

Maintenance fees - divested products *		(7,616)	(4,839)	(34,044)

Maintenance and subscription fees excluding divested products	117,899	104,006	451,504	445,436

Change in deferred maintenance and subscription fees excluding divested products *	28,324	30,803	19,351	5,022

Maintenance and subscription contracts & renewals entered into during period excluding divested products
	146,223	134,809	470,855	450,458

Total products commitments during period excluding divested products	$187,435	$192,569	$638,706	$644,527

* Compuware divested its Quality and DevPartner product lines during the first quarter of fiscal 2010.  For comparison purposes, the Products Commitments schedule excludes Quality and DevPartner license revenue, maintenance revenue and product commitments from the quarter ended March 31, 2009 period and the twelve months ended March 31, 2010 and 2009 periods.

As Compuware continues to emphasize solution selling, deals are becoming more complex, increasing the likelihood that software transactions will be recognized ratably over the maintenance term. Therefore to understand the health of Compuware's software business, we believe it is important to also consider the amount of product commitments during the reported periods.